UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:         July 31

Date of reporting period:         July 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2010

Annual Repor t

Legg Mason

Western Asset

Core Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Bond Fund

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Core Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Core Bond Fund for the twelve-month reporting period ended July 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 27, 2010

Legg Mason Western Asset Core Bond Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended July 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010. The economy moderated further, with an estimated 1.6% for the second quarter.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While July 2010’s PMI reading of 55.5 was lower than June’s reading of 56.2, manufacturing has now expanded twelve consecutive months according to PMI data. During July, ten of the eighteen industries tracked by the Institute for Supply Management expanded.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June and July, a total of 368,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 221,000 and 131,000 jobs in June and July, respectively. The unemployment rate was 9.5% in July and June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 7.1% in May and June, respectively. In July, sales plummeted 27.2% to 3.83 million — the lowest level reported in over a decade. In addition, the inventory of unsold homes increased to nearly four million in July. This represents a 12.5 month supply at the current sales level, versus an 8.9 month supply in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.0% in June. This marked the third straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off beginning in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed during the last two months of the period.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in August 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to prior steps taken to reverse its accommodative monetary stance, the Fed indicated in August 2010 its willingness to take further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that

IV	Legg Mason Western Asset Core Bond Fund

Investment commentary (cont’d)

the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first nine months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2010. When the period began, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively. Two-year Treasury yields initially rose, reaching as high as 1.32% in early August 2009, whereas ten-year Treasuries peaked at 4.01% in April 2010. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on July 31, 2010, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively – at or near their lows for the reporting period. For the twelve months ended July 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 8.91%.

While the high-yield bond market could not escape the negative impact of the investor “flight to quality,” it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 23.69% for the twelve months ended July 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 19.08% over the twelve months ended July 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal
Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income. Under normal market conditions, the Fund invests at least 80% of its assets in debt and fixed-income securities of various maturities and related investments which may include U.S. government obligations; U.S. dollar-denominated sovereign debt; U.S. dollar-denominated U.S. and foreign corporate debt; securitized corporate loan participations; structured instruments; mortgage-backed and asset-backed securities; municipal securities; convertible securities; and preferred stock. In addition, the Fund may invest in warrants.

The Fund anticipates that all securities it purchases will be investment grade securities. The Fund may invest in securities of any maturity. The average effective durationi of the Fund is generally expected to range within 20% of the durationii of the domestic bond market as a whole, typically three to six years, depending on our expectation regarding interest rates.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended July 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with a notable exception being in late April and May 2010. During that time, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during the last two months of the fiscal year. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)iii continued to indicate that it would keep short-term rates low for “an extended period.”

The yields on two- and ten-year Treasuries began the fiscal year at 1.13% and 3.52%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as high as 1.32% and ended the period at 0.55%, its low during the fiscal year. In contrast, ten-year Treasuries rose as high as 4.01%, fell as low as 2.90% and ended the fiscal year at 2.94%.

All told, the Barclays Capital U.S. Aggregate Indexiv returned 8.91% for the twelve months ended July 31, 2010. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced even stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 23.69% and 19.08%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly reduced our exposure to agency mortgage-backed securities (“MBS”). We felt this sector had become less attractive given its significant spread narrowing, which was driven by the government’s direct purchase of agency MBS. With the government phasing out its purchasing program at the end of March 2010, we believed that more attractive opportunities could be found in other areas of the market. We also pared the Fund’s government agency position given the sector’s strong performance. Elsewhere, we reduced the Fund’s exposure to “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) and commercial MBS, both of which had performed well during much of

2	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Fund overview (cont’d)

the period. In contrast, we increased our exposure to Treasury securities to reduce the Fund’s overall risk exposure. We also felt that Treasuries were more attractive than cash, given the latter’s extremely low yields.

During the reporting period, we utilized U.S. Treasury and Eurodollar futures and options, as well as interest rate swaps to manage the Fund’s duration and yield curvevii positioning. Credit default swaps were used to manage our exposure to investment grade bonds, commercial MBS and asset-backed securities. Total return swaps were also employed to manage our commercial MBS exposure. Overall, the use of these derivative vehicles positively contributed to performance.

Performance review

For the twelve months ended July 31, 2010, Class A shares of Legg Mason Western Asset Core Bond Fund, excluding sales charges, returned 13.17%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 8.91% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 11.35% for the same period.

Performance Snapshot (as of July 31, 2010)
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Core Bond Fund:
Class A	5.17%	13.17%
Class B	5.48%	13.19%
Class C	5.02%	12.86%
Class R	4.98%	12.80%
Barclays Capital U.S. Aggregate Index	4.85%	8.91%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	4.95%	11.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended July 31, 2010 for Class B and C shares would have been 4.93% and 4.92%, respectively; the returns for the twelve months ended July 31, 2010 for Class B and C shares would have been 12.60% and 12.76%, respectively.

The 30-Day SEC Yields for the period ended July 31, 2010 for Class A, B, C and R shares were 2.07%, 1.53%, 1.74% and 1.92%, respectively. Absent current compensating balance arrangements, expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class R shares would have been 1.75%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class R shares were 0.95%, 1.55%, 1.40% and 1.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.40% for Class R shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Our overweight exposures to investment grade bonds and fallen angels also enhanced the Fund’s results. In both cases, the Fund’s overweights to the Financials and Industrials sectors were beneficial. Within the Financials sector, overweight positions in American International Group Inc., Wachovia

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds for the six-month period and among the 556 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	3

and SLM Corp. were rewarded. In the Industrials sector, the Fund’s overweight exposures in Anheuser-Busch InBev Worldwide Inc., CVS Caremark Corp. and Comcast Corp. were positive for performance.

Our positioning in the agency MBS sector was also a contributor to performance. When the reporting period began, the Fund had an overweight position. We gradually pared this exposure and ended the period with a modest underweight. This adjustment, coupled with successful tactical trading among the various agencies and coupons, was beneficial for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight exposure to Utilities company Energy Future Holdings Corp. The holding performed poorly as the highly leveraged company has a number of large issues maturing in the coming years. In addition, Energy Future Holdings Corp. was hurt by continued weak natural gas prices.

Also detracting from the Fund’s performance was our cash position. This was a modest drag on performance given the low yields available from short-term money market instruments.

Thank you for your investment in Legg Mason Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 17, 2010

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign issuers may involve additional risks compared to investments in securities of U.S. issuers, including currency fluctuations and changes in political and economic conditions. Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of July 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2010 were: U.S. Government & Agency Obligations (29.8%), Corporate Bonds & Notes (28.1%), Mortgage-Backed Securities (26.5%), Collateralized Mortgage Obligations (10.2%) and Asset-Backed Securities (2.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2010 and held for the six months ended July 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.17%	$1,000.00	$1,051.70	1.04%	$5.29	Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21
Class B4	5.48	1,000.00	1,054.80	1.68	8.56	Class B	5.00	1,000.00	1,016.46	1.68	8.40
Class C4	5.02	1,000.00	1,050.20	1.51	7.68	Class C	5.00	1,000.00	1,017.31	1.51	7.55
Class R	4.98	1,000.00	1,049.80	1.40	7.12	Class R	5.00	1,000.00	1,017.85	1.40	7.00

[1]	For the six months ended July 31, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 4.93% and 4.92% for Class B and C shares, respectively.

6	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B‡	Class C‡	Class R
Twelve Months Ended 7/31/10	13.17%	13.19%	12.86%	12.80%
Five Years Ended 7/31/10	5.06	4.58	4.60	N/A
Ten Years Ended 7/31/10	6.66	6.21	6.19	N/A
Inception* through 7/31/10	5.68	5.33	5.21	4.16

With sales charges[2]	Class A	Class B‡	Class C‡	Class R
Twelve Months Ended 7/31/10	8.36%	8.69%	11.86%	12.80%
Five Years Ended 7/31/10	4.15	4.41	4.60	N/A
Ten Years Ended 7/31/10	6.20	6.21	6.19	N/A
Inception* through 7/31/10	5.31	5.33	5.21	4.16

Cumulative total returns
Without sales charges[1]
Class A (7/31/00 through 7/31/10)	90.62%
Class B (7/31/00 through 7/31/10)	82.67
Class C (7/31/00 through 7/31/10)	82.24
Class R (Inception date of 12/28/06 through 7/31/10)	15.74

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Core Bond Fund vs. Barclays Capital U.S. Aggregate Index† — July 2000 - July 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, Class B and Class C shares is February 27, 1998, and the inception date for Class R shares is December 28, 2006.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on July 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	7

Schedule of investments

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 29.8%
U.S. Government Agencies — 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	$900,000	$991,538	(a)
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	380,000	388,221
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	220,000	238,899
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,010,000	1,256,083
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	123,341
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	175,000	231,254
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	370,000	416,230
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	165,000	194,246
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	136,392
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	787,550
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	725,458
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	316,121
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	96,018
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	349,375
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	556,331
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	1,771,433
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	44,371
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	278,716
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	329,097
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	675,260
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	938,028
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	300,643
Total U.S. Government Agencies				11,144,605
U.S. Government Obligations — 26.1%
U.S. Treasury Bonds	8.750%	5/15/17	100,000	141,336
U.S. Treasury Bonds	3.500%	2/15/39	20,000	18,369
U.S. Treasury Bonds	4.250%	5/15/39	3,000,000	3,139,218
U.S. Treasury Bonds	4.500%	8/15/39	2,730,000	2,974,420
U.S. Treasury Bonds	4.375%	11/15/39	1,970,000	2,103,899
U.S. Treasury Bonds	4.625%	2/15/40	1,720,000	1,912,963
U.S. Treasury Bonds	4.375%	5/15/40	7,190,000	7,686,592
U.S. Treasury Notes	1.375%	5/15/13	1,480,000	1,505,215
U.S. Treasury Notes	2.625%	12/31/14	8,820,000	9,285,123
U.S. Treasury Notes	2.250%	1/31/15	6,450,000	6,684,316
U.S. Treasury Notes	2.500%	4/30/15	790,000	826,723
U.S. Treasury Notes	1.875%	6/30/15	60,000	60,895
U.S. Treasury Notes	3.125%	10/31/16	2,510,000	2,659,031
U.S. Treasury Notes	2.750%	11/30/16	3,350,000	3,470,131
U.S. Treasury Notes	3.125%	1/31/17	4,110,000	4,341,829
U.S. Treasury Notes	3.000%	2/28/17	2,850,000	2,985,820
U.S. Treasury Notes	2.750%	5/31/17	1,110,000	1,143,473
U.S. Treasury Notes	2.500%	6/30/17	3,506,000	3,554,754
U.S. Treasury Notes	3.625%	8/15/19	4,460,000	4,754,779
U.S. Treasury Notes	3.375%	11/15/19	5,581,000	5,819,063
U.S. Treasury Notes	3.625%	2/15/20	6,230,000	6,614,023

See Notes to Financial Statements.

8	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	3.500%	5/15/20	$130,000	$136,541
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/18	550,000	454,729
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,672,257
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	8,730,000	5,040,868
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	775,907
Total U.S. Government Obligations				79,762,274
Total U.S. Government & Agency Obligations (Cost — $85,517,210)				90,906,879
Asset-Backed Securities — 2.7%
Financials — 2.7%
Automobiles — 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	290,000	304,590	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	493,042	(a)
Total Automobiles				797,632
Home Equity — 1.4%
ABFS Mortgage Loan Trust, 2003-2 A	0.829%	4/25/34	12,697	11,581	(a)(b)
ACE Securities Corp., 2006-SL3 A1	0.429%	6/25/36	209,483	23,399	(b)
Argent Securities Inc., 2006-W4 A2B	0.439%	5/25/36	156,585	61,651	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.955%	5/28/44	110,241	96,762	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.659%	12/25/44	437,313	381,160	(b)
Countrywide Asset-Backed Certificates, 2005-16 2AF3	5.669%	5/25/36	1,050,000	481,410	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.669%	9/25/35	1,027,138	485,290	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.627%	2/3/29	34,817	22,979	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.079%	2/25/31	360,020	256,436	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.539%	11/25/36	1,076,262	430,591	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.519%	5/25/35	468,246	401,923	(b)
Lehman XS Trust, 2006-2N 1A1	0.589%	2/25/46	1,006,943	587,180	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.449%	10/25/46	111,390	80,333	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.499%	1/25/47	1,310,452	402,072	(b)
MSCC HELOC Trust, 2005-1 A	0.519%	7/25/17	21,757	13,168	(b)
RAAC Series, 2006-RP3 A	0.599%	5/25/36	187,401	104,687	(a)(b)
RAAC Series, 2007-RP2 A	0.679%	2/25/46	889,370	459,428	(a)(b)
Terwin Mortgage Trust, 2006-10SLC A1	2.699%	10/25/37	360,846	93,781	(a)(b)
Total Home Equity				4,393,831
Student Loan — 1.0%
Education Funding Capital Trust, 2003-3 A6	1.520%	12/15/42	200,000	190,000	(b)(c)
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	450,000	442,771	(a)(b)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	400,000	406,052	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	459,179	411,526	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	490,000	505,911	(b)
SLM Student Loan Trust, 2003-11 A6	0.827%	12/15/25	500,000	464,050	(a)(b)
Student Loan Consolidation Center, 2002-1 A3	2.219%	3/1/42	300,000	267,000	(a)(b)(c)
Student Loan Consolidation Center, 2002-2 A14	1.730%	7/1/42	500,000	445,000	(a)(b)(c)
Total Student Loan				3,132,310
Total Asset-Backed Securities (Cost — $11,920,403)				8,323,773

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	9

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 10.2%
American Home Mortgage Assets, 2006-4 1A12	0.539%	10/25/46	$1,238,561	$622,901	(b)
Banc of America Alternative Loan Trust, 2006-7 A1	5.900%	10/25/36	80,575	79,432	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	115,826
Banc of America Funding Corp., 2005-E 8A1	3.289%	6/20/35	183,176	93,569	(b)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	46,964	42,560
Banc of America Funding Corp., 2006-H 1A1	3.384%	9/20/46	1,072,623	650,496	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.216%	12/25/34	318,861	296,174	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.154%	2/25/35	97,805	79,039	(b)
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	34,983	35,088
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.719%	10/25/34	307,505	288,898	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.589%	7/25/35	171,419	102,493	(b)
Countrywide Alternative Loan Trust, 2005-38 A3	0.679%	9/25/35	175,794	101,704	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.599%	1/25/36	853,675	529,135	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.519%	8/25/46	831,898	452,848	(b)
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.271%	11/25/46	1,590,974	649,152	(b)
Countrywide Alternative Loan Trust, 2006-OA6 1A2	0.539%	7/25/46	1,491,174	789,963	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.519%	7/25/46	2,080,253	1,109,057	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.619%	4/25/35	144,877	87,411	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.629%	5/25/35	144,088	89,821	(b)
Countrywide Home Loans, 2005-11 3A3	3.418%	4/25/35	137,789	67,262	(b)
Countrywide Home Loans, 2005-11 6A1	0.629%	3/25/35	95,677	56,522	(b)
Countrywide Home Loans, 2005-R3 AF	0.729%	9/25/35	986,624	799,260	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.549%	2/15/39	690,000	743,315	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.830%	9/15/39	700,000	710,656	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A4	5.998%	9/15/39	1,210,000	1,184,091	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	400,000	413,878	(b)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	170,000	182,444	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.193%	6/26/35	930,000	791,386	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.322%	4/19/36	282,576	136,317	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.896%	2/25/48	872,351	875,516	(a)(b)
Government National Mortgage Association (GNMA), 2010-87 KP	4.500%	7/16/40	320,000	350,207
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.549%	6/25/45	114,403	68,297	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.589%	10/25/45	39,087	22,788	(b)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.409%	2/25/47	996,325	715,917	(b)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	181,196	188,773
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.679%	1/25/35	297,294	245,286	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.679%	3/25/35	171,092	138,744	(a)(b)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.675%	6/19/45	221,914	126,790	(b)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.678%	6/20/35	132,762	108,285	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.491%	3/19/38	1,615,255	877,102	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.779%	7/25/34	614,765	527,524	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.020%	11/25/37	706,203	574,565	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.099%	9/25/35	91,786	72,366	(b)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,045,491
JPMorgan Mortgage Trust, 2004-A3 SF3	4.554%	6/25/34	437,807	430,450	(b)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	140,000	149,859

See Notes to Financial Statements.

10	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	$198,594	$208,027
Lehman XS Trust, 2005-7N 1A1B	0.629%	12/25/35	132,554	43,242	(b)
Lehman XS Trust, 2007-8H A1	0.459%	6/25/37	136,179	59,215	(b)
Luminent Mortgage Trust, 2006-1 A1	0.569%	4/25/36	455,632	243,327	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	1.190%	5/28/40	815,573	15,104	(a)(b)(c)(d)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.529%	5/25/47	463,556	211,549	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	149,254	151,972	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.679%	5/25/35	1,194,371	964,233	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	5.220%	12/25/35	85,980	66,605	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,231,863	(b)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	240,000	257,600
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	500,647	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.797%	10/25/34	598,542	491,085	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.797%	10/25/34	522,288	456,483	(b)
Mortgage IT Trust, 2005-1 1A1	0.649%	2/25/35	1,101,925	831,026	(b)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	628,245	402,349
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	709,697	602,499	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	418,359	358,078	(a)
Residential Accredit Loans Inc., 2006-QO1O A1	0.489%	1/25/37	1,381,438	791,350	(b)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.539%	8/25/36	710,061	415,208	(b)
Structured Asset Mortgage Investments Inc., 2007-AR4 GA4B	0.509%	9/25/47	539,944	283,210	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.207%	9/25/37	178,142	165,705	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.204%	9/25/37	187,091	177,773	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.559%	4/25/45	120,447	96,084	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.599%	7/25/45	100,369	79,331	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.649%	8/25/45	365,527	290,431	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.619%	10/25/45	187,831	146,906	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR18 1A3A	5.198%	1/25/36	930,000	733,691	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.599%	12/25/45	367,027	286,612	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.619%	12/25/45	217,498	160,426	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.393%	7/25/46	562,255	347,338	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.171%	6/25/47	1,204,701	723,627	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA5 A1B	1.261%	5/25/47	536,252	116,418	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY2	5.504%	12/25/36	1,047,057	770,669	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.469%	9/25/36	582,545	474,143	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	29,183	30,416
Total Collateralized Mortgage Obligations (Cost — $40,488,209)				31,002,900
Corporate Bonds & Notes — 28.1%
Consumer Discretionary — 1.7%
Media — 1.7%
Comcast Corp., Notes	6.500%	1/15/15	170,000	198,356
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,021,168

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	11

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	6.500%	1/15/17	$110,000	$128,330
News America Inc., Senior Notes	6.200%	12/15/34	40,000	42,313
News America Inc., Senior Notes	6.650%	11/15/37	30,000	33,504
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	376,489
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	360,784
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	928,093
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	330,000	415,142
Time Warner Inc., Senior Notes	4.700%	1/15/21	620,000	641,104
Time Warner Inc., Senior Notes	6.100%	7/15/40	1,090,000	1,155,167
Total Consumer Discretionary				5,300,450
Consumer Staples — 2.0%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	500,000	553,428
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	182,903	(a)
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,044,831
PepsiCo Inc., Senior Notes	7.900%	11/1/18	460,000	602,480
Total Beverages				2,383,642
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	250,000	293,274
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	428,823	446,038
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	739,161	813,975
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	496,243
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	199,966
Total Food & Staples Retailing				2,249,496
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	600,000	657,545
Tobacco — 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	410,000	528,374
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	140,603
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	256,181
Total Tobacco				925,158
Total Consumer Staples				6,215,841
Energy — 3.8%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	624,885
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	797,171
Total Energy Equipment & Services				1,422,056
Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	485,082
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	660,000	667,660
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	200,960
Conoco Funding Co., Notes	6.350%	10/15/11	10,000	10,656
ConocoPhillips, Notes	6.500%	2/1/39	390,000	485,634
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	372,387
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	121,356	(a)
Hess Corp., Notes	8.125%	2/15/19	560,000	721,568

See Notes to Financial Statements.

12	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp., Notes	7.875%	10/1/29	$90,000	$112,448
Hess Corp., Notes	7.300%	8/15/31	485,000	580,382
Kerr-McGee Corp., Notes	6.950%	7/1/24	10,000	10,155
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	730,176
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	480,000	551,329
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	65,000	70,325
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	37,795
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	67,153
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	790,000	927,251
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	670,463
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	89,164
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	315,111
Shell International Finance BV, Senior Notes	4.375%	3/25/20	620,000	656,131
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	177,120	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	119,000	135,254
Williams Cos. Inc., Notes	7.875%	9/1/21	215,000	261,282
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	222,000	256,165
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	478,000	598,492
XTO Energy Inc., Senior Notes	7.500%	4/15/12	645,000	715,698
XTO Energy Inc., Senior Notes	5.500%	6/15/18	140,000	162,478
Total Oil, Gas & Consumable Fuels				10,189,675
Total Energy				11,611,731
Financials — 14.9%
Capital Markets — 2.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	830,407
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	24,210	(b)(e)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	60,000	64,069
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	140,000	149,957
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	40,000	42,723
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	130,000	140,997
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,479
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	92,940
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	618,400
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	540,000	556,881
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	409,448
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	257,500	(a)(d)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	90,000	(a)(d)(f)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	1,104	(a)(c)(d)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	338	(b)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	2,153	(f)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	45,000	9,788	(f)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	190,000	41,325	(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	2,555	(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,217,933
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	1,000,580
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	110,000	115,101

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	13

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	$180,000	$159,407	(b)
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,026,441
Total Capital Markets				6,885,736
Commercial Banks — 3.9%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	622,600	(b)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	590,000	628,037	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	369,371
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	178,002	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	355,829	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	148,661	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	773,300	(a)(b)(e)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	36,725	(a)(d)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	81,925	(a)(d)(f)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	1,313	(a)(b)(c)(d)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	1,575	(a)(b)(c)(d)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	101,400	(a)(b)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	109,275	(a)(d)(f)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	530,000	537,526	(a)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	530,000	540,707	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	378,294	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	480,000	500,783	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	170,000	180,098	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	424,287	(a)(b)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	133,068	(a)(b)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	200,000	125,000	(b)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	730,000	772,483
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	103,472
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	350,000	336,426	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	201,241	(a)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	200,000	128,940	(a)(b)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	536,872	(a)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	690,000	576,263	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	1,230,000	1,053,249	(b)(e)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	681,114
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	187,844
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	648,776
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	328,267
Total Commercial Banks				11,782,723
Consumer Finance — 1.4%
Aiful Corp., Notes	5.000%	8/10/10	280,000	275,800	(a)
American Express Co., Subordinated Debentures	6.800%	9/1/66	310,000	304,575	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	154,303
American Express Credit Corp., Senior Notes	5.125%	8/25/14	850,000	926,471
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	180,000	154,350

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	$230,000	$234,052
Ford Motor Credit Co., LLC, Senior Notes	7.250%	10/25/11	210,000	217,111
GMAC Inc., Notes	2.200%	12/19/12	560,000	578,364
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	10,000	9,465
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	150,000	137,752
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	140,000	124,449
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,530,000	1,046,125
Total Consumer Finance				4,162,817
Diversified Financial Services — 5.4%
Air 2 US, Notes	8.027%	10/1/19	344,884	325,915	(a)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	473,652	(b)(e)
Bank of America Corp., Senior Notes	7.625%	6/1/19	500,000	585,324
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	217,840
Citigroup Funding Inc.	2.125%	7/12/12	640,000	657,852
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	651,049
Citigroup Inc., Notes	5.100%	9/29/11	230,000	238,262
Citigroup Inc., Notes	6.500%	8/19/13	770,000	845,096
Citigroup Inc., Notes	6.000%	12/13/13	790,000	850,942
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	130,659
Citigroup Inc., Senior Notes	5.500%	10/15/14	170,000	180,240
Citigroup Inc., Senior Notes	6.010%	1/15/15	710,000	765,438
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	861,416
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	850,000	867,449
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,427,395
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,947,813
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	80,000	86,454
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	460,000	520,399
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	932,412	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	13,700	(a)(b)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	184,796
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	172,770
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,139,633
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	523,000	(a)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	99,088	(b)(e)
Private Export Funding Corp.	3.550%	4/15/13	730,000	780,206
Total Diversified Financial Services				16,478,800
Insurance — 1.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	446,825
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	95,500
ASIF Global Financing XIX	4.900%	1/17/13	20,000	20,200	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	380,000	397,583
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	729,163
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,515,313
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	483,070	(a)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	1,460,000	1,385,531	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	15

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Willis North America Inc., Senior Notes	5.625%	7/15/15	$130,000	$137,988
Total Insurance				5,211,173
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	74,329
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	880,616
Total Thrifts & Mortgage Finance				954,945
Total Financials				45,476,194
Health Care — 0.9%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	247,992
Health Care Providers & Services — 0.3%
WellPoint Inc., Notes	5.875%	6/15/17	40,000	44,979
WellPoint Inc., Notes	7.000%	2/15/19	190,000	227,282
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	589,552
Total Health Care Providers & Services				861,813
Pharmaceuticals — 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	560,000	676,908
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	378,162	(a)
Wyeth, Notes	5.950%	4/1/37	420,000	484,861
Total Pharmaceuticals				1,539,931
Total Health Care				2,649,736
Industrials — 0.7%
Aerospace & Defense — 0.1%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	297,454
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	133,427
Total Aerospace & Defense				430,881
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	252,809	255,969
JetBlue Airways Corp., Pass-Through Certificates	1.258%	8/15/16	203,360	172,602	(b)
JetBlue Airways Corp., Pass-Through Certificates	0.886%	11/15/16	300,000	225,000	(b)
Total Airlines				653,571
Commercial Services & Supplies — 0.3%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	100,000	110,527
Waste Management Inc., Senior Notes	6.375%	11/15/12	635,000	699,684
Total Commercial Services & Supplies				810,211
Industrial Conglomerates — 0.1%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	40,000	41,260
Tyco International Group SA, Notes	6.000%	11/15/13	100,000	112,840
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	21,171
Total Industrial Conglomerates				175,271
Total Industrials				2,069,934
Materials — 0.7%
Chemicals — 0.1%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	370,071

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 0.6%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	$210,000	$258,718
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	580,000	706,618
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	163,499
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	150,000	166,827
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	250,831
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	199,421
Total Metals & Mining				1,745,914
Total Materials				2,115,985
Telecommunication Services — 2.1%
Diversified Telecommunication Services — 1.5%
AT&T Corp., Senior Notes	8.000%	11/15/31	90,000	117,298
AT&T Inc., Global Notes	6.550%	2/15/39	450,000	518,919
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,801
BellSouth Corp., Notes	6.875%	10/15/31	370,000	425,454
British Telecommunications PLC, Senior Notes	9.375%	12/15/10	100,000	102,966
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	421,842
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	80,000	80,924
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	500,000	669,876
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	100,918
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	320,000	337,361
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	70,000	73,278
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	380,000	427,340
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	505,000	531,515
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	39,509
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	294,430
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	335,426
Total Diversified Telecommunication Services				4,487,857
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	224,592
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	138,860	(a)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	92,698
New Cingular Wireless Services Inc., Senior Notes	8.750%	3/1/31	190,000	266,026
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	940,000	1,001,100
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	30,563
Total Wireless Telecommunication Services				1,753,839
Total Telecommunication Services				6,241,696
Utilities — 1.3%
Electric Utilities — 1.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	767,683
Exelon Corp., Bonds	5.625%	6/15/35	380,000	378,609
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,837
FirstEnergy Corp., Notes	7.375%	11/15/31	975,000	1,072,224
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	365,000	416,493
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	194,754
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	22,174
Total Electric Utilities				2,868,774

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	17

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Gas Utilities — 0.0%
Southern Natural Gas Co., Notes	5.900%	4/1/17	$30,000	$32,173	(a)
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	230,000	131,547
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	50,000	21,750
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	570,000	245,100
Total Independent Power Producers & Energy Traders				398,397
Multi-Utilities — 0.2%
Dominion Resources Inc., Notes	4.750%	12/15/10	30,000	30,432
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	699,471
Total Multi-Utilities				729,903
Total Utilities				4,029,247
Total Corporate Bonds & Notes (Cost — $87,509,333)				85,710,814
Mortgage-Backed Securities — 26.5%
FHLMC — 4.4%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34	97,800	104,625
Federal Home Loan Mortgage Corp. (FHLMC)	5.228%	1/1/36	551,601	576,488	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.110%	1/1/37	44,930	48,096	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.801%	2/1/37	321,665	342,805	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.896%	4/1/37	228,005	243,991	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.561%	1/1/38	1,627,246	1,739,277	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	2,900,000	3,030,952	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	129,310	138,501
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	686,270	737,274
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	5,442,007	5,867,310
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	8/12/40	500,000	538,438	(g)
Total FHLMC				13,367,757
FNMA — 14.3%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20-3/1/36	2,982,098	3,193,351
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-7/1/38	2,799,109	3,059,844
Federal National Mortgage Association (FNMA)	6.000%	8/17/25-8/12/40	4,100,000	4,454,093	(g)
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-8/1/37	2,104,532	2,271,605
Federal National Mortgage Association (FNMA)	4.500%	9/1/35	56,675	59,636
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-12/1/36	1,269,903	1,396,115
Federal National Mortgage Association (FNMA)	3.860%	9/1/36	827,957	863,740	(b)
Federal National Mortgage Association (FNMA)	3.626%	12/1/36	68,931	72,042	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/12/40	400,000	400,688	(g)
Federal National Mortgage Association (FNMA)	4.000%	8/12/40-9/14/40	5,400,000	5,531,374	(g)
Federal National Mortgage Association (FNMA)	5.500%	8/12/40	11,250,000	12,123,630	(g)
Federal National Mortgage Association (FNMA)	5.000%	8/12/40	9,700,000	10,338,085	(g)
Total FNMA				43,764,203
GNMA — 7.8%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-12/15/33	169,288	188,015
Government National Mortgage Association (GNMA)	6.500%	2/15/32	124,020	138,804
Government National Mortgage Association (GNMA)	5.000%	1/15/40	297,267	320,533
Government National Mortgage Association (GNMA)	4.000%	8/19/40	200,000	206,032	(g)
Government National Mortgage Association (GNMA)	4.500%	8/19/40	6,100,000	6,430,349	(g)

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.000%	8/19/40-9/21/40	$500,000	$535,666	(g)
Government National Mortgage Association (GNMA)	5.500%	8/19/40	4,800,000	5,213,280	(g)
Government National Mortgage Association (GNMA)	6.000%	8/19/40	8,500,000	9,296,369	(g)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	179,513	199,467
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	1,188,020	1,297,989
Total GNMA				23,826,504
Total Mortgage-Backed Securities (Cost — $78,940,577)				80,958,464
Municipal Bonds — 0.8%
California — 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	305,858
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	180,394
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	97,962
Total Georgia				278,356
Oregon — 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	109,855
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.311%	6/1/47	2,000,000	1,770,000	(b)(c)
Total Municipal Bonds (Cost — $2,437,342)				2,464,069
Sovereign Bonds — 0.4%
Mexico — 0.2%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,445
United Mexican States, Medium-Term Notes	6.750%	9/27/34	319,000	381,205
Total Mexico				385,650
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	184,950	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	432,400	502,535	(a)
Total Russia				687,485
Total Sovereign Bonds (Cost — $993,303)				1,073,135
U.S. Treasury Inflation Protected Securities — 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	596,076	656,802
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	571,600	599,956
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,211,683	1,330,959
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,103,648	2,113,344	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	650,355	727,585
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,141,340	1,517,893
Total U.S. Treasury Inflation Protected Securities (Cost — $6,327,950)				6,946,539

			Shares
Convertible Preferred Stock — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $95,000)	5.375%		1	3,000	*

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	19

Legg Mason Western Asset Core Bond Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		34,700	$13,359	*(b)
Federal National Mortgage Association (FNMA)	7.000%		1,100	440	*(b)
Federal National Mortgage Association (FNMA)	8.250%		25,025	8,509	*
Total Preferred Stocks (Cost — $1,551,645)				22,308

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $99.25		9/13/10	50	1,250
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/10/10	37	1,156
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	15	64,922
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		8/27/10	10	24,219
Total Purchased Options (Cost — $50,617)				91,547
Total Investments Before Short-term Investments (Cost — $315,831,589)				307,503,428

		Maturity Date	Face Amount
Short-Term Investments — 18.0%
U.S. Government Agency — 4.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $14,985,900)	0.240%	12/20/10	$15,000,000	14,987,745	(i)
U.S. Government Obligations — 5.2%
U.S. Treasury Bills (Cost — $15,990,467)	0.165%	12/9/10	16,000,000	15,990,992	(i)
Repurchase Agreement — 7.9%
Morgan Stanley tri-party repurchase agreement dated 7/30/10; Proceeds at maturity — $24,061,381; (Fully collateralized by U.S. government agency obligations, 3.625% due 8/25/14; Market value — $24,542,530) (Cost — $24,061,000)	0.190%	8/2/10	24,061,000	24,061,000
Total Short-Term Investments (Cost — $55,037,367)				55,039,737
Total Investments — 118.8% (Cost — $370,868,956#)				362,543,165
Liabilities in Excess of Other Assets — (18.8)%				(57,453,230)
Total Net Assets — 100.0%				$305,089,935

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of July 31, 2010.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $371,319,556.

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Core Bond Fund

Abbreviations used in this schedule:
GO	— General Obligation
HELOC	— Home Equity Line of Credit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.13	40	$47,250
Eurodollar Futures, Call	3/14/11	98.88	20	33,500
Eurodollar Futures, Call	3/14/11	98.75	21	41,213
Eurodollar Futures, Put	9/13/10	98.63	50	312
Eurodollar Futures, Put	3/14/11	98.88	20	2,750
Eurodollar Futures, Put	3/14/11	98.75	21	2,625
Eurodollar Mid Curve 1-Year Futures, Put	9/10/10	98.50	37	462
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	119.00	22	106,219
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	10	5,547
U.S. Treasury 5-Year Notes Futures, Put	11/26/10	116.50	10	2,891
Total Written Options (Premiums received — $137,759)				$242,769

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	21

Statement of assets and liabilities

July 31, 2010

Assets:
Investments, at value (Cost — $370,868,956)	$362,543,165
Cash	410
Receivable for securities sold	89,117,792
Interest receivable	2,277,391
Receivable for Fund shares sold	827,237
Unrealized appreciation on swaps	760,190
Premiums paid for open swaps	657,739
Principal paydown receivable	75,315
Receivable for open swap contracts	21,731
Prepaid expenses	47,354
Total Assets	456,328,324

Liabilities:
Payable for securities purchased	147,696,825
Unrealized depreciation on swaps	1,152,875
Payable for Fund shares repurchased	787,589
Premiums received for open swaps	562,843
Written options, at value (premiums received $137,759)	242,769
Payable to broker — variation margin on open futures contracts	208,278
Investment management fee payable	140,572
Distribution fees payable	90,551
Payable for open swap contracts	82,687
Distributions payable	29,659
Trustees’ fees payable	22,648
Accrued expenses	221,093
Total Liabilities	151,238,389
Total Net Assets	$305,089,935

Net Assets:
Par value (Note 7)	$264
Paid-in capital in excess of par value	313,435,778
Undistributed net investment income	373,214
Accumulated net realized gain on investments, futures contracts, written options and swap contracts	728,528
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(9,447,849)
Total Net Assets	$305,089,935

Shares Outstanding:
Class A	20,479,153
Class B	1,466,303
Class C	4,334,323
Class R	74,273

Net Asset Value:
Class A (and redemption price)	$11.57
Class B*	$11.62
Class C*	$11.58
Class R (and redemption price)	$11.57
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.08

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Statement of operations

For the Year Ended July 31, 2010

Investment Income:
Interest	$11,432,712
Dividends	17,760
Total Investment Income	11,450,472

Expenses:
Investment management fee (Note 2)	1,544,278
Distribution fees (Notes 2 and 5)	1,026,107
Transfer agent fees (Note 5)	344,183
Shareholder reports	66,884
Registration fees	54,042
Audit and tax	38,700
Legal fees	30,372
Custody fees	10,308
Insurance	6,503
Trustees’ fees	6,499
Miscellaneous expenses	4,579
Total Expenses	3,132,455
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(503)
Compensating balance arrangements (Note 1)	(295)
Net Expenses	3,131,657
Net Investment Income	8,318,815

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,408,158
Futures contracts	1,841,329
Written options	782,841
Swap contracts	(354,334)
Net Realized Gain	4,677,994
Change in Net Unrealized Appreciation/Depreciation From:
Investments	22,923,381
Futures contracts	(675,690)
Written options	(155,486)
Swap contracts	(704,809)
Change in Net Unrealized Appreciation/Depreciation	21,387,396
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	26,065,390
Proceeds from Settlement of a Regulatory Matter (Note 9)	176,335
Increase in Net Assets From Operations	$34,560,540

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended July 31,	2010	2009

Operations:
Net investment income	$8,318,815	$9,823,094
Net realized gain	4,677,994	7,239,518
Change in net unrealized appreciation/depreciation	21,387,396	(5,920,183)
Proceeds from settlement of a regulatory matter (Note 9)	176,335	—
Increase in Net Assets From Operations	34,560,540	11,142,429

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,796,841)	(9,933,996)
Net realized gains	(6,683,590)	(810,459)
Decrease in Net Assets from Distributions to Shareholders	(15,480,431)	(10,744,455)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	93,974,004	62,895,021
Reinvestment of distributions	14,490,228	9,841,701
Cost of shares repurchased	(80,288,392)	(102,626,271)
Increase (Decrease) in Net Assets From Fund Share Transactions	28,175,840	(29,889,549)
Increase (Decrease) in Net Assets	47,255,949	(29,491,575)

Net Assets:
Beginning of year	257,833,986	287,325,561
End of year*	$305,089,935	$257,833,986
* Includes undistributed net investment income of:	$373,214	$320,491

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.82	$10.73	$11.50	$11.22	$11.52

Income (loss) from operations:
Net investment income	0.34	0.41	0.49	0.54	0.58
Net realized and unrealized gain (loss)	1.04	0.13	(0.76)	0.29	(0.31)
Total income (loss) from operations	1.38	0.54	(0.27)	0.83	0.27

Less distributions from:
Net investment income	(0.36)	(0.42)	(0.50)	(0.55)	(0.57)
Net realized gains	(0.27)	(0.03)	—	—	—
Total distributions	(0.63)	(0.45)	(0.50)	(0.55)	(0.57)

Net asset value, end of year	$11.57	$10.82	$10.73	$11.50	$11.22
Total return[2]	13.17%	5.41%	(2.53)%	7.43%[3]	2.45%

Net assets, end of year (000s)	$237,023	$186,742	$197,941	$124,513	$86,798

Ratios to average net assets:
Gross expenses	0.99%	0.93%	0.94%	1.01%[4]	1.03%
Net expenses[5]	0.99	0.93	0.94	1.01 [4,6]	1.02 [6]
Net investment income	3.08	4.06	4.32	4.66	5.16

Portfolio turnover rate[7]	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.99%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.80	$10.72	$11.48	$11.20	$11.51

Income (loss) from operations:
Net investment income	0.28	0.36	0.43	0.48	0.52
Net realized and unrealized gain (loss)	1.05	0.11	(0.76)	0.28	(0.31)
Proceeds from settlement of a regulatory matter	0.06	—	—	—	—
Total income (loss) from operations	1.39	0.47	(0.33)	0.76	0.21

Less distributions from:
Net investment income	(0.30)	(0.36)	(0.43)	(0.48)	(0.52)
Net realized gains	(0.27)	(0.03)	—	—	—
Total distributions	(0.57)	(0.39)	(0.43)	(0.48)	(0.52)

Net asset value, end of year	$11.62	$10.80	$10.72	$11.48	$11.20
Total return[2]	13.19%[3]	4.69%	(3.02)%	6.83%[4]	1.88%

Net assets, end of year (000s)	$17,033	$20,434	$27,540	$36,521	$49,898

Ratios to average net assets:
Gross expenses	1.59%	1.52%	1.53%	1.59%[5]	1.58%
Net expenses[6]	1.59	1.52	1.53	1.58 [5,7]	1.56 [7]
Net investment income	2.50	3.49	3.75	4.10	4.59

Portfolio turnover rate[8]	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.60% (Note 9).

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.81	$10.73	$11.49	$11.21	$11.52

Income (loss) from operations:
Net investment income	0.30	0.37	0.44	0.49	0.53
Net realized and unrealized gain (loss)	1.04	0.11	(0.75)	0.29	(0.32)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.35	0.48	(0.31)	0.78	0.21

Less distributions from:
Net investment income	(0.31)	(0.37)	(0.45)	(0.50)	(0.52)
Net realized gains	(0.27)	(0.03)	—	—	—
Total distributions	(0.58)	(0.40)	(0.45)	(0.50)	(0.52)

Net asset value, end of year	$11.58	$10.81	$10.73	$11.49	$11.21
Total return[2]	12.86%[3]	4.86%	(2.88)%	6.94%[4]	1.88%

Net assets, end of year (000s)	$50,175	$50,093	$61,366	$57,187	$48,809

Ratios to average net assets:
Gross expenses	1.45%	1.37%	1.39%	1.47%[5]	1.50%
Net expenses[6]	1.45	1.37	1.39	1.47 [5,7]	1.48 [7]
Net investment income	2.64	3.64	3.88	4.20	4.68

Portfolio turnover rate[8]	115%	44%	56%	373%	249%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.76% (Note 9).

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384%, 342%, 449%, 586% and 258% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2010	2009	2008	2007[2]

Net asset value, beginning of year	$10.81	$10.73	$11.49	$11.73

Income (loss) from operations:
Net investment income	0.30	0.36	0.46	0.28
Net realized and unrealized gain (loss)	1.05	0.12	(0.75)	(0.21)
Total income (loss) from operations	1.35	0.48	(0.29)	0.07

Less distributions from:
Net investment income	(0.32)	(0.37)	(0.47)	(0.31)
Net realized gains	(0.27)	(0.03)	—	—
Total distributions	(0.59)	(0.40)	(0.47)	(0.31)

Net asset value, end of year	$11.57	$10.81	$10.73	$11.49
Total return[3]	12.80%	4.84%	(2.66)%	0.55%[4]

Net assets, end of year (000s)	$859	$565	$479	$261

Ratios to average net assets:
Gross expenses	1.49%	1.41%	1.18%	1.45%[5,6]
Net expenses[7]	1.41 [8,9]	1.41	1.18	1.44 [5,6]
Net investment income	2.64	3.56	4.07	4.35 [5]

Portfolio turnover rate[10]	115%	44%	56%	373%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, effective September 18, 2009 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384%, 342%, 449% and 586% for the years ended July 31, 2010, 2009, 2008, and 2007, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Core Bond Fund (formerly known as Legg Mason Partners Core Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. government & agency obligations	—	$90,906,879	—	$90,906,879
Asset-backed securities	—	7,421,773	$902,000	8,323,773
Collateralized mortgage obligations	—	30,987,796	15,104	31,002,900
Corporate bonds & notes	—	85,706,822	3,992	85,710,814
Mortgage-backed securities	—	80,958,464	—	80,958,464
Municipal bonds	—	694,069	1,770,000	2,464,069
Sovereign bonds	—	1,073,135	—	1,073,135
U.S. treasury inflation protected securities	—	6,946,539	—	6,946,539
Convertible preferred stock	—	3,000	—	3,000
Preferred stocks	$22,308	—	—	22,308
Purchased options	91,547		—	91,547
Total long-term investments	$113,855	$304,698,477	$2,691,096	$307,503,428
Short-term investments†	—	55,039,737	—	55,039,737
Total investments	$113,855	$359,738,214	$2,691,096	$362,543,165
Other financial instruments:
Futures contracts	$(624,363)	—	—	$(624,363)
Written options	(242,769)	—	—	(242,769)
Interest rate swaps‡	—	$(1,000,426)	—	(1,000,426)
Credit default swaps on credit indices — sell protection‡	—	(73,690)	—	(73,690)
Credit default swaps on credit indices — buy protection‡	—	758,000	—	758,000
Total return swaps	—	18,327	—	18,327
Total other financial instruments	$(867,132)	$(297,789)	—	$(1,164,921)
Total	$(753,277)	$359,440,425	$2,691,096	$361,378,244

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds & Notes	Municipal Bonds	Total
Balance as of July 31, 2009	—	$229,342	—	—	$229,342
Accrued premiums/discounts	$471	—	—	$386	857
Realized gain/(loss)[1]	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(22,221)	104,491	—	864	83,134
Net purchases (sales)	923,750	(58,772)	—	1,768,750	2,633,728
Transfers in to Level 3	—	15,104	$3,992	—	19,096
Transfers out of Level 3	—	(275,061)	—	—	(275,061)
Balance as of July 31, 2010	$902,000	$15,104	$3,992	$1,770,000	$2,691,096
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010[2]	$(22,221)	—	—	$864	$(21,357)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of

30	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	31

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized

32	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2010 was $184,884. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $399,994. If a defined credit event had occurred as of July 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $1,831,423 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	33

Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

34	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$354,414	$(354,414)

(a)

Reclassifications are primarily due differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	35

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended July 31, 2010, fees waived and/or expenses reimbursed amounted to $503.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2010, LMIS and its affiliates received sales charges of approximately $32,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$24,000	$3,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2010, the Fund had accrued $9,586 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

36	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended July 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$30,912,652	$1,044,048,943
Sales	53,632,760	1,010,209,260

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,094,019
Gross unrealized depreciation	(23,870,410)
Net unrealized depreciation	$(8,776,391)

At July 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
90 Day Eurodollar	37	9/10	$9,181,022	$9,212,075	$31,053
U.S. Treasury 2-Year Notes	143	9/10	31,160,199	31,334,875	174,676
U.S. Treasury 5-Year Notes	169	9/10	19,711,065	20,250,953	539,888
U.S. Treasury Bonds	22	9/10	2,907,446	2,975,500	68,054
					$813,671
Contracts to Sell:
90 Day Eurodollar	36	6/11	$8,887,158	$8,943,750	$(56,592)
U.S. Treasury 10-Year Notes	432	9/10	52,249,205	53,487,000	(1,237,795)
U.S. Treasury 30-Year Bonds	26	9/10	3,203,041	3,346,688	(143,647)
					$(1,438,034)
Net unrealized loss on open futures contracts					$(624,363)

During the year ended July 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Written options, outstanding July 31, 2009	316	$261,667
Options written	26,681,235	1,526,174
Options closed	(18,760,669)	(1,065,434)
Options exercised	(93)	(76,409)
Options expired	(7,920,538)	(508,239)
Written options, outstanding July 31, 2010	251	$137,759

At July 31, 2010, the Fund held TBA securities with a total cost of $57,192,777.

At July 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc.	$2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	$(27,476)	$(59,467)
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	(25,032)	(61,911)
Morgan Stanley & Co. Inc.	2,410,000	9/16/19	3.250% semi annually	3-Month LIBOR	(29,787)	(68,125)
Barclay’s Capital Inc.	2,380,000	2/15/25	Zero coupon	3-Month LIBOR	—	(214,340)
Barclay’s Capital Inc.	700,000	2/15/25	Zero coupon	3-Month LIBOR	—	(58,642)
Barclay’s Capital Inc.	910,000	2/15/25	Zero coupon	3-Month LIBOR	—	(80,865)
Barclay’s Capital Inc.	2,570,000	2/15/25	Zero coupon	3-Month LIBOR	—	(227,209)
BNP Paribas	1,655,000	7/26/40	3.689% semi annually	3-Month LIBOR	—	839
Morgan Stanley & Co. Inc.	1,720,000	2/15/25	Zero coupon	3-Month LIBOR	—	(148,411)
Total	$16,625,000				$(82,295)	$(918,131)

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	37

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc. (CDX.NA.IG.HVOL-10 Index)	$4,106,652	6/20/13	3.500% quarterly	$111,194	$(97,804)	$208,998
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	320,423	7/25/45	0.180% monthly	(36,849)	(19,467)	(17,382)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	1,000,000	8/17/50	0.080% monthly	(108,750)	(319,738)	210,988
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	150,000	2/17/51	0.350% monthly	(17,625)	(17,901)	276
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	361,000	10/12/52	0.100% monthly	(21,660)	(25,638)	3,978
Total	$5,938,075			$(73,690)	$(480,548)	$406,858

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc. (CMBX 4 2007-2-AJ)	$1,400,000	3/22/47	0.960% monthly	$607,250	$290,633	$316,617
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	1,000,000	8/17/50	0.080% quarterly	108,750	322,297	(213,547)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA)	352,000	3/15/49	0.070% monthly	26,400	29,376	(2,976)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	260,000	10/12/52	0.100% monthly	15,600	15,433	167
Total	$3,012,000			$758,000	$657,739	$100,261

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc.	$750,000	10/1/10	TRX-CMBS	TRX-CMBS Reset	—	$18,327

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

38	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Options Purchased[2]	$91,547	—	$91,547
Futures Contracts[3]	813,671	—	813,671
Swap Contracts[4]	19,166	$869,194	888,360
Total	$924,384	$869,194	$1,793,578

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written Options	$242,769	—	$242,769
Futures Contracts[3]	1,438,034	—	1,438,034
Swap Contracts[4]	1,001,265	$184,884	1,186,149
Total	$2,682,068	$184,884	$2,866,952

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/depreciation resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Options Purchased	$(240,313)	—	$(240,313)
Written Options	782,841	—	782,841
Futures Contracts	1,841,329	—	1,841,329
Swap Contracts	(232,163)	$(122,171)	(354,334)
Total	$2,151,694	$(122,171)	$2,029,523

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Options Purchased	$41,158	—	$41,158
Written Options	(155,486)	—	(155,486)
Futures Contracts	(675,690)	—	(675,690)
Swap Contracts	(1,300,988)	$596,179	(704,809)
Total	$(2,091,006)	$596,179	$(1,494,827)

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	39

During the year ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$53,413
Written options	609,543
Futures contracts (to buy)	105,929,368
Futures contracts (to sell)	38,023,895

Average Notional Balance
Interest rate swap contracts	$15,041,154
Credit default swap contracts (to buy protection)	6,571,846
Credit default swap contracts (to sell protection)	10,661,330
Total return swap contracts	230,769

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of July 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $184,884. If a contingent feature would have been triggered as of July 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not post collateral for its swap transactions. The aggregate fair value of assets received as collateral for swaps was $399,994.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each Class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$526,335	$242,628	$4,569
Class B	141,329	38,985	1,683
Class C	355,050	60,158	1,137
Class R	3,393	2,412	59
Total	$1,026,107	$344,183	$7,448

*	For the period August 1, 2009 through September 8, 2009. Subsequent to September 8, 2009 these expenses were accrued as common Fund expenses.

For the year ended July 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class R	$503
Total	$503

40	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$6,839,305	$7,279,699
Class B	507,007	783,040
Class C	1,431,605	1,855,973
Class R	18,924	15,284
Total	$8,796,841	$9,933,996

Net Realized Gains
Class A	$4,943,140	$571,047
Class B	467,540	74,769
Class C	1,259,196	163,435
Class R	13,714	1,208
Total	$6,683,590	$810,459

7. Shares of beneficial interest

At July 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	7,344,031	$82,184,908	5,000,031	$50,935,776
Shares issued on reinvestment	1,009,476	11,229,749	726,611	7,374,514
Shares repurchased	(5,135,707)	(57,374,725)	(6,909,706)	(70,175,558)
Net increase (decrease)	3,217,800	$36,039,932	(1,183,064)	$(11,865,268)

Class B
Shares sold	294,249	$3,296,077	343,761	$3,472,488
Shares issued on reinvestment	81,596	904,591	75,560	763,834
Shares repurchased	(800,934)	(8,963,520)	(1,097,590)	(11,110,041)
Net decrease	(425,089)	$(4,762,852)	(678,269)	$(6,873,719)

Class C
Shares sold	725,359	$8,079,543	810,812	$8,235,985
Shares issued on reinvestment	209,304	2,323,270	166,446	1,686,855
Shares repurchased	(1,232,856)	(13,748,168)	(2,065,046)	(21,144,849)
Net decrease	(298,193)	$(3,345,355)	(1,087,788)	$(11,222,009)

Class R
Shares sold	37,048	$413,476	24,649	$250,772
Shares issued on reinvestment	2,932	32,618	1,622	16,498
Shares repurchased	(17,945)	(201,979)	(18,649)	(195,823)
Net increase	22,035	$244,115	7,622	$71,447

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	41

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class R
Daily 8/31/2010	$0.023234	$0.017046	$0.018921	$0.019596

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$14,711,832	$10,744,455
Net long-term capital gains	768,599	—
Total distributions paid	$15,480,431	$10,744,455

As of July 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,444,778
Other book/tax temporary differences(a)	(2,892,436)
Unrealized appreciation/(depreciation)(b)	(9,898,449)
Total accumulated earnings/(losses) — net	$(8,346,107)

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already

42	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $40,052, $92,643 and $43,640 for Classes A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The

Legg Mason Western Asset Core Bond Fund 2010 Annual Report	43

Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by

Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

44	Legg Mason Western Asset Core Bond Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Core Bond Fund (formerly Legg Mason Partners Core Bond Fund), a series of Legg Mason Partners Income Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Core Bond Fund as of July 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

Legg Mason Western Asset Core Bond Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Core Bond Fund (formerly known as Legg Mason Partners Core Bond Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

46	Legg Mason Western Asset Core Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Core Bond Fund	47

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

48	Legg Mason Western Asset Core Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	134
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Western Asset Core Bond Fund	49

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

50	Legg Mason Western Asset Core Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Core Bond Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2010:

Record date:	Daily	Daily	12/09/2009
Payable date:	August 2009 through December 2009	January 2010 through July 2010	12/10/2009
Interest from Federal obligations	5.04%	12.45%	—
Long-term capital gain dividend	—	—	$0.031010

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Core Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world according to Pensions & Investments, June 28, 2010 based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1539 9/10 SR10-1187

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2009 and July 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,170 in 2009 and $212,400 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 4, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 4, 2010